Exhibit 99.1

              Matthews Affiliated Productions, Inc.

                         Balance Sheets
                              as of
                          June 30, 2001
                               and
                        December 31, 2000

                               and

                      Statements of Income,
                    Stockholders' Equity, and
                           Cash Flows
                      for the periods ended
                          June 30, 2001
                               and
                        December 31, 2000
                       and for the period
              November 6, 2000 (Date of Inception)
                             through
                          June 30, 2001



PAGE



                        TABLE OF CONTENTS





                                                          PAGE

Independent Auditor's Report                               1

Balance Sheet                                              2

Statement of Operations                                    3

Statement of Stockholders' Equity                          4

Statement of Cash Flows                                    5

Footnotes                                                6-8




PAGE



G. BRAD BECKSTEAD
Certified Public Accountant
                                              330 E. Warm Springs
                                              Las Vegas, NV 89119
                                                     702.528.1984
                                               702.362.0540 (fax)

INDEPENDENT AUDITOR'S REPORT


                         October 1, 2001

Board of Directors
Matthews Affiliated Productions, Inc.
Las Vegas, NV

I have audited the Balance Sheets of Matthews Affiliated Productions, Inc. (the "Company"), as of June 30, 2001 and December 31, 2000, and the related Statements of Operations, Stockholders' Equity, and Cash Flows for the periods then ended, and for the period November 6, 2000 (Date of Inception) to June 30, 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the balance sheets of Matthews Affiliated Productions, Inc. as of June 30, 2001 and December 31, 2000, and its related statements of operations, equity and cash flows for the periods then ended, and for the period November 6, 2000 (Date of Inception) to June 30, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in
Note 6 to the financial statements, the Company has had limited operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




G. Brad Beckstead, CPA


PAGE-1-


              Matthews Affiliated Productions, Inc.
                  (a Development Stage Company)
                          Balance Sheet


                                                 June    Decembe
                                                 30,      r 31,
                                                 2001      2000
Assets

Current Assets:
  Cash & equivalents                                  $         $
                                                 19,803         -
  Marketable securities                           9,264    11,085
  Due from shareholder                           15,500     4,300
  Accounts receivable                            38,111    11,164
  Deposits                                        3,173         -
     Total Current Assets                        85,851    26,549
                                               --------   -------
Fixed Assets, net                                 3,434     4,350

                                                      $         $
                                                 89,285    30,899
                                               ========   =======
Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable                                    $         $
                                                  4,117     5,292
  Payroll liabilities                             5,023     1,854
     Total current liabilities                    9,140     7,146

Stockholders' equity:
  Common stock, $1 par value, 1,000 shares
     Authorized, 100,000 shares issued and        1,000     1,000
     outstanding as of 6/30/01 and 12/31/00
  Additional paid-in capital                     35,031    35,031
  Retained earnings                              44,114   (12,278)
                                                 80,145    23,753
                                               --------  --------
                                                      $         $
                                                 89,285    30,899
                                               ========  ========



 The accompanying notes are an integral part of these financial statements.


PAGE-2-


              Matthews Affiliated Productions, Inc.
                  (a Development Stage Company)
                     Statement of Operations


                                For the    November    November
                               six month    6, 2000     6, 2000
                                period    (inception)  (inception)
                                 ended        to          to
                               June 30,    December    June 30,
                                 2001         31,        2001
                                             2000


Revenue                                 $           $           $
                                  142,539      21,875     164,414
Cost of goods sold                 36,914       5,295      42,209

Gross profit                      105,625      16,580     122,205

Expenses:
  General & administrative         48,486      28,629      77,115
expenses
  Depreciation                        916         229       1,145
     Total expenses                49,402      28,858      78,260
                                  -------    --------     -------
Other income (expense):
  Interest income                     169           -         169

Net income (loss)                       $           $           $
                                   56,392    (12,278)      44,114
                                   ======    ========     =======
Weighted average number of
  common shares outstanding         1,000       1,000       1,000
                                   ======    ========     =======
Net loss per share                      $           $           $
                                    56.39     (12.28)       44.11
                                   ======    ========     =======



 The accompanying notes are an integral part of these financial statements.


PAGE-3-



              Matthews Affiliated Productions, Inc.
                  (a Development Stage Company)
          Statement of Changes in Stockholders' Equity



                                               Deficit
                                               Accumul
                                                 ated
                     Common Stock     Additio   During    Total
                                        nal
                                      Paid-in  Develop   Stockhol
                                                 ment     ders'
                    Shares   Amount   Capital   Stage     Equity
                    ------  --------  --------  -------  --------
November 2000                      $         $        $         $
                     1,000     1,000    35,031        -    36,031
  Founder shares

Net income
  November 6,
2000
  (inception) to
  December 31,                                 (12,278)  (12,278)
2000                -------  -------  --------  -------   -------

Balance, 12/31/00     1,000    1,000    35,031 (12,278)    23,753
                    -------  -------  --------  -------   -------
Net income
  January 1, 2001
to
  June 30, 2001                                  56,392    56,392

                    -------  -------  --------  -------   -------
Balance, 6/30/01                   $         $        $         $
                      1,000    1,000    35,031   44,114    80,145
                    =======  =======  ========  =======   =======



 The accompanying notes are an integral part of these financial statements.


PAGE-4-


              Matthews Affiliated Productions, Inc.
                  (a Development Stage Company)
                     Statement of Cash Flows


                                For the    November    November
                               six month    6, 2000     6, 2000
                                period    (inception) (inception)
                                 ended        to         to
                               June 30,    December    June 30,
                                 2001         31,        2001
                                             2000
Cash flows from operating
activities
Net income (loss)                       $           $           $
                                   56,392    (12,278)      44,114
Adjustments to reconcile net
loss to net cash used by
  operating activities
  Depreciation                        916         229       1,145
  (Increase) in due from         (11,200)     (4,300)    (15,500)
shareholder
  (Increase) in accounts         (26,947)    (11,164)    (38,111)
receivable
  (Increase) in deposits          (3,173)           -     (3,173)
  Increase (decrease) in          (1,175)       5,292       4,117
accounts payable
  Increase in payroll               3,168       1,854       5,022
liabilities                      --------    --------    ---------
Net cash used by operating         17,981    (20,367)      (2,386)
activities                       --------    --------    ---------

Cash flows from financing
activities
  Purchase of fixed assets              -     (4,579)     (4,579)
  Marketable securities             1,822    (11,085)     (9,263)
Net cash used by investing          1,822    (15,664)    (13,842)
activities                       --------    --------    --------

Cash flows from financing
activities
  Issuances of common stock             -      36,031      36,031
Net cash provided by                    -      36,031      36,031
financing activities             --------     -------     -------

Net increase in cash               19,803           -      19,803
Cash - beginning                        -           -           -
Cash - ending                           $           $           $
                                   19,803           -      19,803

Supplemental disclosures:
  Interest paid                         $           $           $
                                        -           -           -
  Income taxes paid                     $           $           $
                                        -           -           -
                                  =======    ========     =======
Non-cash transactions:
  Stock issued for services             $           $           $
provided                                -           -           -
  Number of shares issued               -           -           -
for services                      =======    ========     =======




 The accompanying notes are an integral part of these financial statements.


PAGE-5-


              Matthews Affiliated Productions, Inc.
                  (A Development Stage Company)
                              Notes


Note 1 - History and organization of the company

The Company was organized November 6, 2000 (Date of Inception) under the laws of the State of California. The Company has limited operations and in accordance with SFAS #7, the Company is considered a development stage company. The Company is authorized to issue 100,000 shares of $1 par value common stock.

Note 2 - Summary of significant accounting policies

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Cash equivalents include money market funds of $32,811 at June 30, 2001 and $13,008 at December 31, 2000.

Equipment
The cost of equipment is depreciated over the following estimated useful life of the equipment utilizing the straight-line method of depreciation:
                     Computer equipment  5 years

Revenue recognition
The Company recognizes revenue on an accrual basis as it invoices for services.

Reporting on the costs of start-up activities
Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Loss per share
Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. The Company had no dilutive common stock equivalents, such as stock options or warrants as of June 30, 2001 and December 31, 2000.

Advertising Costs
The Company expenses all costs of advertising as incurred. There were no advertising costs included in selling, general and administrative expenses in 2001.

Fair value of financial instruments
Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2001 and December 31, 2000. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.


PAGE-6-


              Matthews Affiliated Productions, Inc.
                  (A Development Stage Company)
                              Notes


Impairment of long lived assets
Long lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired. No such impairments have been identified by management at June 30, 2001 and December 31, 2000.

Segment reporting
The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends
The  Company has not yet adopted any policy regarding payment  of
dividends.   No  dividends  have  been  paid  or  declared  since
inception.

Recent pronouncements
The FASB recently issued Statement No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133". The Statement defers for one year the effective date of FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". The rule now will apply to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." The Statement will require the company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income, if the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. The company does not expect SFAS No. 133 to have a material impact on earning s and financial position.

In December 1999, the Securities and Exchange Commission released Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB No. 101), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 101 did not impact the company's revenue recognition policies.

Year end
The Company has adopted December 31 as its fiscal year end.

Note 3 - Fixed assets

The Company purchased computer equipment in the amount of $4,579.
The  Company recorded depreciation expense in the amount of  $916 during the six-month period ended June 30, 2001 and $1,145 from the date of inception to June 30, 2001.

Note 4 - Income taxes

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expenses (benefit) results from the net change during the year of deferred tax assets and liabilities.


PAGE-7-


              Matthews Affiliated Productions, Inc.
                  (A Development Stage Company)
                              Notes


Note 5 - Stockholders' Equity

The Company is authorized to issue 100,000 shares of its $1 par value common stock.

On November 2000, the Company issued 1,000 shares of its $1 par value common stock for cash, cash equivalents, fixed assets and liabilities of $36,031.

There have been no other issuances of common stock.

Note 6 - Going concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

Note 7 - Related party transactions

The Company rents office space from the president of the Company, the office space is located in the president's personal residence. In addition to the amount of the rent, the Company also pays for the utilities of the residence. Total rent for the period ended 6/30/01 is $7,912.

The Company's health insurance policy covers the president of Media and Entertainment.com. On a monthly basis the Company pays for the insurance premium and gets reimbursed.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

Note 8 - Warrants and options

There are no warrants or options outstanding to acquire any additional shares of common stock.

Note 9 - Subsequent events

On July 30, 2001, the Company executed an asset purchase agreement with Media and Entertainment.com whereby the Media and Entertainment.com wishes to purchase all of the assets of Matthews in exchange for 100,000 shares of $1 par value common stock. In addition, the combined entity will enter into an employment agreement with the current president of Matthews that will include a base salary of $60,000 and stock options based upon the performance of Matthews with a maximum of 100,000 shares of $0.001 par value common stock. The transaction will be treated as a "merger" in that Matthews will become a subsidiary of the Media and Entertainment.com.


PAGE-8-